CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, David J. Schoenwald, Chief Executive Officer and Chief Financial Officer of New Alternatives Fund, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    2/27/08                 /s/ David J. Schoenwald
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                                 David J. Schoenwald, Chief Executive Officer
                                 and Chief Financial Officer
                                 (principal executive officer and principal
                                 financial officer)